UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2003

EQUIFAX INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-6605	58-0401110
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99	Press release issued by the Registrant on April 24, 2003.

Item 9.     Regulation FD Disclosure

The following information and exhibit is being furnished under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition).

On April 24, 2003, Equifax Inc. issued a press release dated April 24, 2003, announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as an exhibit hereto and incorporated by reference into this Item 9 and into Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ DONALD T. HEROMAN

Name:	Donald T. Heroman
Title:	Chief Financial Officer

Dated: April 24, 2003

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description
99	Press release issued by the Registrant on April 24, 2003.